Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2020
Prepaid Expenses And Other Current Assets
Prepaid Expenses and Other Current Assets
9.	Prepaid expenses and other current assets

	December 31,
	2020	2019
	$	$
Prepaid insurance	1,021	791
Prepaid inventory	—	175
Other current asset (note 23)	873	—
Other	19	245
	1,913	1,211

During 2019, the Company wrote-off a $169 deposit paid in a prior year for the serialization of macimorelin sachet and packaging subject to a repayment arrangement when it was determined that the repayment would not occur. During 2020, the Company recognized $139 in reversal of write-off for these amounts in the consolidated statements of comprehensive loss when such right for the U.S. market were sold to Novo with a corresponding receivable of $105 from Novo and $34 as an intangible asset was recorded (see note 13).